UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2013

GENTEX CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-10235	38-2030505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Centennial Street Zeeland, Michigan		49464
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (616) 772-1800
_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

EXPLANATORY NOTE

On October 3, 2013, Gentex Corporation (the "Company") filed a Current Report on Form 8-K (the "Initial Form 8-K) reporting the completion of its previously announced acquisition of certain assets and liabilities of Johnson Controls, Inc. directly and/or through subsidiaries (the "Seller") related to the Seller's wireless vehicle/home communication "HomeLink" business (the "Business"). In accordance with and as permitted by Section 9.01(a)(4) of Form 8-K, the Company is filing this first amendment to the Initial Form 8-K to provide the required financial statements and pro forma financial information that were not filed in the Initial Form 8-K. Except as provided herein, the Initial Form 8-K remains in effect.

This Current Report on Form 8-K/A contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The statements contained in this communication that are not purely historical are forward-looking statements. Forward-looking statements give the Company’s current expectations or forecasts of future events. These forward-looking statements generally can be identified by the use of words such as "anticipate," believe," "could," "estimate," "expect," "forecast," "goal," "hope," "may," "plan," "project," "will," and variations of such words and similar expressions. Such statements are subject to risks and uncertainties that are often difficult to predict and beyond the Company’s control, and could cause the Company’s results to differ materially from those described. These risks and uncertainties include, without limitation, changes in general industry or regional market conditions; changes in consumer and customer preferences for our products; our ability to be awarded new business; continued uncertainty in pricing negotiations with customers; loss of business from increased competition; customer bankruptcies or divestiture of customer brands; fluctuation in vehicle production schedules; changes in product mix; raw material shortages; higher raw material, fuel, and energy costs; unfavorable fluctuations in currencies or interest rates in the regions in which we operate; costs or difficulties related to the integration of any new or acquired technologies and businesses; changes in regulatory conditions; product liability; warranty and recall claims and other litigation and customer reactions thereto; possible adverse results of pending or future litigation or infringement claims; negative impact of any governmental investigations and associated litigations including securities litigations relating to the conduct of our business; integration of the newly acquired HomeLink business; and expansion of product offerings including those incorporating HomeLink technology. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law or the rules of the Nasdaq Global Select Market. Accordingly, any forward-looking statement should be read in conjunction with the additional information about risks and uncertainties identified under the heading "Risk Factors" in the Company's latest Form 10-K and Form 10-Q filed with the SEC.

Section 9.    Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired

The audited carve-out financial statements of Seller for the Business for the years ended September 27, 2013, September 30, 2012 and September 30, 2011 and accompanying notes thereto and the report of PricewaterhouseCoopers LLP are included as Exhibit 99.2 and are incorporated herein by reference.

(b)     Pro Forma Financial Information

The unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2012, and for the nine months ended September 30, 2013, together with related explanatory notes, showing the pro forma effect on the Company's financial statements of the Company's acquisition of certain assets and liabilities of Seller and other related pro forma events are included as Exhibit 99.3 hereto and are incorporated herein by reference. A pro forma condensed consolidated balance sheet is not included in this filing because the transaction has already been reflected in our condensed consolidated balance sheet as of September 30, 2013, which was included in our third quarter 2013 Quarterly Report on Form 10-Q.

(c)     Exhibits

Exhibit No.	Description

2.1
Asset Purchase Agreement, dated July 18, 2013, by and among the Company and the Seller, which is incorporated by reference from Exhibit 2.1 to the Company's Current Report on Form 8-K, filed July 18, 2013.

23.1	Consent of PriceWaterhouseCoopers LLP.

99.1
Press Release of the Company dated September 27, 2013, announcing the completion of the acquisition of the Business (filed as Exhibit 99.1 to the Company's Current Report on Form 8-K, filed October 3, 2013, and incorporated herein by reference).

99.2	Audited financial carve-out financial statements of Seller for the HomeLink Business for the fiscal years ended September 27, 2013, September 30, 2012 and September 30, 2011.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements for the nine months ended September 30, 2013 and for the year ended December 31, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 9, 2013

GENTEX CORPORATION
(Registrant)

By    /s/ Steven R. Downing
Steven R. Downing
Its Vice President - Finance and Chief Financial Officer